CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

DERIVED INFORMATION   8/31/04

$720,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$1,200,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2004-7

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/04 cutoff date.  Approximately 14.3% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	7,573
Total Outstanding Loan Balance	$1,141,071,936*	Min	Max
Average Loan Current Balance	$150,676	$9,994	$998,184
Weighted Average Original LTV	80.7%**
Weighted Average Coupon	7.27%	4.43%	13.89%
Arm Weighted Average Coupon	7.18%
Fixed Weighted Average Coupon	7.68%
Weighted Average Margin	6.29%	2.25%	15.30%
Weighted Average FICO (Non-Zero)	624
Weighted Average Age (Months)	2
% First Liens	98.2%
% Second Liens	1.8%
% Arms	81.8%
% Fixed	18.2%
% of Loans with Mortgage Insurance	0.3%

*

Total collateral will be approximately [$1,200,000,050]

**

Note, for 2nd liens, Combined Loan-to-Value (CLTV) is represented.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

POOL SUMMARY

% LTV>90 & StatedDoc & IO & FICO<600 & NonOwnerOccupied	0.0
max LTV & Stated Doc	100%
min FICO & Stated Doc	500
min FICO LTV > 90%	551
max AGE (months)	37

FICO TABLE

	%	%			%	%				%	%
	Principal	WA	%	%	Full	Owner		%	%	Interest	WA	%	%
FICO	Balance	OLTV*	LTV>80	LTV>90	Doc	Occupied	GWAC (%)	<$100k	>$500k	Only	DTI	DTI>45	2nd lien
<560	13.1	76.0	28.9	2.2	70.4	97.7	8.0	16.8	2.8	0.3	40.0	33.0	0.0
560 - 580	8.9	79.8	48.0	5.9	78.5	98.2	7.8	20.9	3.5	1.3	39.9	31.7	0.2
580 - 600	12.4	81.2	48.4	7.1	75.7	97.3	7.4	18.7	1.2	4.9	40.4	36.5	1.8
=>600	65.6	81.7	34.4	9.4	52.9	90.7	7.0	14.2	5.6	20.6	39.9	31.0	2.3
Total:	100.0	80.7	36.7	7.9	60.3	93.1	7.3	15.7	4.5	14.3	40.0	32.0	1.8

* For 2nd liens, Combined Loan-to-Value is represented

LTV TABLE

	%	%			%	%				%	%
	Principal	WA	%	%	Full	Owner		%	%	Interest	WA	%	%
LTV (%)	Balance	OLTV*	FICO<600	FICO<575	Doc	Occupied	GWAC (%)	<$100k	>$500k	Only	DTI	DTI>45	LTV>80
<85	65.4	75.6	33.0	21.0	55.1	95.7	7.0	14.1	4.6	16.6	40.2	31.4	5.9
85-90	24.9	88.2	43.6	21.1	72.8	89.2	7.4	14.6	4.5	9.7	39.6	34.1	99.9
90-95	7.1	94.9	21.8	10.2	64.1	81.0	7.9	14.9	5.3	12.3	38.9	29.6	98.5
95-100	2.5	99.9	15.0	0.0	61.8	99.4	10.1	70.9	0.0	4.1	40.8	36.3	34.1
Total:	100.0	80.7	34.4	19.7	60.3	93.1	7.3	15.7	4.5	14.3	40.0	32.0	36.7

* For 2nd liens, Combined Loan-to-Value is represented

DTI TABLE

	%	%			%	%				%	%
	Principal	WA	%	%	Full	Owner		%	%	Interest	WA	%	%
DTI (%)	Balance	OLTV*	FICO<600	FICO<575	Doc	Occupied	GWAC (%)	<$100k	>$500k	Only	DTI	DTI>45	LTV>80
<40	41.8	79.9	33.8	20.5	59.0	91.7	7.3	18.8	5.5	14.1	31.4	0.0	37.9
40-45	26.1	81.2	32.8	17.7	55.2	94.6	7.3	13.8	2.9	14.9	42.7	0.0	33.5
45-50	27.5	81.9	36.0	19.1	63.8	94.1	7.3	14.0	4.0	13.9	47.9	100.0	38.7
>50	4.5	78.6	39.3	27.8	81.0	91.8	7.0	8.7	7.3	14.9	53.7	100.0	30.5
Total:	100.0	80.7	34.4	19.7	60.3	93.1	7.3	15.7	4.5	14.3	40.0	32.0	36.7

* For 2nd liens, Combined Loan-to-Value is represented

OCCUPANCY

	%	%			%	%				%	%
	Principal	WA	%	%	Full	Owner		%	%	Interest	WA	%	%
OCCUPANCY (%)	Balance	OLTV*	FICO<600	FICO<575	Doc	Occupied	GWAC (%)	<$100k	>$500k	Only	DTI	DTI>45	LTV>80
Non Owner Occupied	6.9	83.8	11.5	6.0	47.1	0.0	7.8	27.1	4.5	2.2	37.3	28.9	61.8
Owner Occupied	93.1	80.5	36.1	20.7	61.3	100.0	7.2	14.9	4.5	15.2	40.2	32.3	34.8
Total:	100.0	80.7	34.4	19.7	60.3	93.1	7.3	15.7	4.5	14.3	40.0	32.0	36.7

* For 2nd liens, Combined Loan-to-Value is represented

DOCUMENTATION TYPE

	%	%			%	%				%	%
	Principal	WA	%	%	Full	Owner		%	%	Interest	WA	%	%
DOCUMENTATION TYPE (%)	Balance	OLTV*	FICO<600	FICO<575	Doc	Occupied	GWAC (%)	<$100k	>$500k	Only	DTI	DTI>45	LTV>80
Stated Docs	21.8	78.2	27.1	16.6	0.0	91.1	7.4	12.2	4.4	11.9	39.4	27.1	24.7
Not Stated Docs	78.2	81.4	36.5	20.6	77.2	93.7	7.2	16.7	4.5	15.0	40.2	33.4	40.0
Total:	100.0	80.7	34.4	19.7	60.3	93.1	7.3	15.7	4.5	14.3	40.0	32.0	36.7

* For 2nd liens, Combined Loan-to-Value is represented

LOAN BALANCE

	%	%			%	%				%	%
	Principal	WA	%	%	Full	Owner		%	%	Interest	WA	%	%
LOAN BALANCE ($)	Balance	OLTV*	FICO<600	FICO<575	Doc	Occupied	GWAC (%)	<$100k	>$500k	Only	DTI	DTI>45	LTV>80
Loans< 100,000	15.7	81.9	40.7	22.5	72.5	88.1	8.2	100.0	0.0	3.6	38.2	27.0	34.1
Loans>=100,000	84.3	80.5	33.2	19.2	58.0	94.1	7.1	0.0	5.3	16.3	40.3	33.0	37.1
Total:	100.0	80.7	34.4	19.7	60.3	93.1	7.3	15.7	4.5	14.3	40.0	32.0	36.7

* For 2nd liens, Combined Loan-to-Value is represented

INTEREST ONLY

	%	%			%	%				%	%
	Principal	WA	%	%	Full	Owner		%	%	Interest	WA	%	%
Interest Only Loans	Balance	OLTV*	FICO<600	FICO<575	Doc	Occupied	GWAC (%)	<$100k	>$500k	Only	DTI	DTI>45	LTV>80
No	85.7	80.6	39.3	22.9	60.7	92.2	7.4	17.7	3.5	0.0	39.9	32.1	38.4
Yes	14.3	81.6	5.3	0.8	57.7	98.9	6.7	3.9	10.5	100.0	40.4	31.5	26.4
Total:	100.0	80.7	34.4	19.7	60.3	93.1	7.3	15.7	4.5	14.3	40.0	32.0	36.7

* For 2nd liens, Combined Loan-to-Value is represented

MONTHS TO RESET (INTEREST ONLY LOANS)

		Total	%		WA	%
	Loan	Principal	Principal		Remaining	WA	WA
Months to Reset for Interest Only Loans	Count	Balance	Balance	GWAC (%)	Term	OLTV*	FICO
19 - 21	41	9,676,514	0.8	6.16	357	80.9	644
22 - 24	490	113,765,605	10.0	6.71	359	82.2	656
31 - 33	27	4,238,392	0.4	6.51	357	78.5	645
34 - 36	147	29,368,127	2.6	6.64	359	82.1	656
55 - 57	2	384,650	0.0	5.79	357	89.4	712
58 - 60	14	4,047,270	0.4	6.24	359	67.3	646
Total:	721	161,480,559	14.2	6.64	359	81.6	655

* For 2nd liens, Combined Loan-to-Value is represented

TOP 10 CITIES

		Total	%		WA	%
	Loan	Principal	Principal		Remaining	WA	WA
Top 10 Cities	Count	Balance	Balance	GWAC (%)	Term	OLTV*	FICO
LAS VEGAS	210	34,670,741	3.0	7.36	358	80.5	639
MIAMI	96	16,082,235	1.4	7.17	358	80.4	621
CHICAGO	74	12,656,377	1.1	7.45	359	80.1	650
SAN JOSE	30	11,999,849	1.1	6.59	359	82.6	660
LOS ANGELES	46	10,590,998	0.9	7.00	354	75.9	638
PHOENIX	64	7,687,112	0.7	7.26	358	81.8	632
SACRAMENTO	35	6,447,610	0.6	7.17	359	80.9	646
HOUSTON	55	5,714,652	0.5	8.35	357	80.1	608
STOCKTON	28	5,566,531	0.5	6.73	358	81.2	642
SAN DIEGO	19	5,204,062	0.5	6.55	359	75.2	617
Other	6,916	1,024,451,768	89.8	7.28	356	80.8	622
Total:	7,573	1,141,071,936	100.0	7.27	356	80.7	623